UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: December 15, 2004



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)




        California                  File No. 0-19231          68-0166366
        ----------                  ----------------          ----------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
 Incorporated or organization)                            Identification No.)



  111 Santa Rosa Avenue, Santa Rosa, California          95404-4905
  ---------------------------------------------          ----------
    (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:    (707) 573-4800
                                                       --------------










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Item 8.01.  Other Events

Press release regarding the following:

Redwood Empire Bancorp Shareholders Approve Merger with Westamerica Bancorporation.



Item 9.01.  Financial Statements and Exhibits

Exhibits

99.1 Press Release of Redwood Empire Bancorp dated December 15, 2004 entitled Redwood Empire Bancorp Shareholders Approve Merger with Westamerica Bancorporation.





                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




  Date:  12-16-04               REDWOOD EMPIRE BANCORP
         --------               ----------------------
                                    (Registrant)



                                By:  /s/ Kim McClaran
                                     ------------------------
                                     Kim McClaran
                                     Vice President and
                                     Chief Financial Officer